UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 5, 2021

Date of Report (Date of earliest event reported)

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400 Dallas, TX 75225
(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 5, 2021, Sunoco GP LLC, Sunoco LP (the “Partnership”), Sunoco Finance Corp., and certain subsidiary guarantors of the Partnership commenced and priced an offering (the “Notes Offering”) of $800,000,000 aggregate principal amount of new 4.500% senior notes due 2030 (the “Notes”), along with the related guarantees of the Notes. On the same date, the Partnership issued a press release announcing the commencement of the Notes Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

On October 5, 2021, the Partnership issued a press release announcing the pricing of the Notes Offering. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

On October 5, 2021, the Partnership issued a press release announcing the commencement of a cash tender offer (the “Tender Offer”) to purchase any and all of its outstanding 5.500% senior notes due 2026 (the “2026 Notes”). In connection with the Tender Offer, the Partnership has also commenced solicitation of consents from holders of the 2026 Notes to amend the indenture governing the 2026 Notes (the “Consent Solicitation”). The terms and conditions of the Tender Offer and the Consent Solicitation are described in an Offer to Purchase and Consent Solicitation, dated as of October 5, 2021. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information included herein (including the exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K does not constitute a notice of redemption under the optional redemption provisions of the indenture governing the 2026 Notes, nor does it constitute an offer to sell, or the solicitation of an offer to buy, any security, including the Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 5, 2021, announcing the Notes Offering.

99.2	Press Release, dated October 5, 2021, announcing the pricing of the Notes Offering.

99.3	Press Release, dated October 5, 2021, announcing the Tender Offer and Consent Solicitation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC,
its General Partner

Date: October 6, 2021

	By:	/s/ Rick Raymer
	Name:	Rick Raymer
	Title:	Vice President, Controller and Principal Accounting Officer

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